Listing Report:Supplement No. 74 dated Jul 26, 2013 to Prospectus dated Jun 13, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Jun 13, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 13, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Jun 13, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 838723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$642.91

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1987	Debt/Income ratio:	22%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,581	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	indomitable-cash9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.21%	Monthly payment:	$254.91

Lender servicing fee:	1.00%	Effective Yield*:	8.73%
		Estimated return*:	6.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1993	Debt/Income ratio:	14%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,602	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	FIREFIGHTER05	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate our credit card debt. We used our credit cards to start a business and would like to have just one payment at a lower interest rate. We are currently paying $450 per month for the same debt. With this new loan, the payment is almost $200 less.

My financial situation:
I am a good candidate for this loan because I have sable employment with the potential for advancement. I have worked part time at the same place for over 7 years I have a credit score of 796. So we are financially stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$298.06

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2000	Debt/Income ratio:	32%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	62	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,943	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	blissful-commerce516	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Pay off credit cards with higher interest with single monthly payment

My financial situation: Good
I am a good candidate for this loan because...I haver never defaulted on my payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$389.12

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,441	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	balanced-ore478	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate debt on Credit Cards. $7000 of the debt is from Bathroom Re-Model. The rest is misc. credit card debt.

My financial situation:
I am a High School Guidance Counselor and my wife is a Part time Dental Assistant. We have 2 children ages 9 & 5. We are both nearing the 40 yr mark and wish to be debt free by then. We are taking all measures to do so that we can live comfortably. Getting this loan will cut our percentage rates in half so that we may do this quicker!
Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$312.77

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	8%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,976	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	red-basis-bopper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate high-interest debt.

My financial situation:
I am a good candidate for this loan because I have a good payment history and have made good progress reducing unsecured debt over the past few years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$282.59

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1989	Debt/Income ratio:	4%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	15y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,931	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	transparency-merry-maker2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Remodel my home

My financial situation:
I am a good candidate for this loan because...
I have a full time job and can afford payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$335.11

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1988	Debt/Income ratio:	16%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	12y 11m
Amount delinquent:	$154	Total credit lines:	34	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,985	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	27	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	return-bauble454	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Payoff higher interest debts and home improvements

My financial situation:
I am a good candidate for this loan because...I have stable employment, good salary, have a current mortgage, own two vehicles, and have a desire to pay down higher interest debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.24%
Term:	36 months

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$428.87

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1999	Debt/Income ratio:	17%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,758	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	funds-shrine6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my credit card debt and avoid the high interest rate on most of my cards at 19%-24%, in order to pay them off.

My financial situation:
I am a good candidate for this loan because...I have made a stable income over the past ten years and pay my bills on time each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$326.06

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1985	Debt/Income ratio:	33%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	21y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,154	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	cocktail331	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: payoff high rate credit cards
This loan will be used to...payoff credit cards

My financial situation: keybank
I am a good candidate for this loan because...bank there
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$501.73

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1964	Debt/Income ratio:	35%
Credit score:	760-779 (Jun-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	61y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,591	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	sophisticated-money159	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 750633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$105.62

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2006	Debt/Income ratio:	25%
Credit score:	640-659 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$606	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	IT_South	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2012)
Principal balance:	$2,957.26	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Small Scale Remodeling
Purpose of loan:
This loan will be used to...
Refurbish my recently inherited home for my son and myself. Pull down wallpaper, modern paint, new flooring, new light fixtures, etc.

My financial situation:
I am a good candidate for this loan because of my stable work history, advantageous debt to income ratio, and perfect repayment of my existing Prosper loan. I have been employed as a Systems Administrator (IT field) for 2.5 years. Prior to this field, I have worked exclusively in the IT industry since 2007.

Monthly net income: $2500/month salary + $400/month independent work
Monthly expenses: $1050/month.
Housing: $0 - Inherited home from family.
Insurance: $0 - Employer provided.
Car expenses: $178/month - $4.7K owed on vehicle KBB values at $13.5K. $90/month auto insurance.
Utilities: Power + Gas + Water = $100 ($200 total, split with roommate)
Phone, cable, internet: $70/month phone, $60/month internet,
Food, entertainment: $300/month food, $8/month Netflix.
Clothing, household expenses: $
Credit cards and other loans: $25/month Amazon CC, $25/month Cap One card, $174/month Prosper loan.
Other expenses: $20/month gym membership.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 805715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1978	Debt/Income ratio:	40%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	43y 5m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,764	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	melodious-economy7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit cards

My financial situation:
I am a good candidate for this loan because...i will pay off this debt

Monthly net income: $3800
Monthly expenses: $3200
Housing: $772
Insurance: $100
Car expenses: $0
Utilities: $200
Phone, cable, internet: $120
Food, entertainment: $300
Clothing, household expenses: $30
Credit cards and other loans: $430
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 836315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$291.09

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	36%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 8	Length of status:	7y 11m
Amount delinquent:	$943	Total credit lines:	30	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,313	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	graceful-deal616	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $1800
Housing: $600
Insurance: $170
Car expenses: $30
Utilities: $150
Phone, cable, internet: $187
Food, entertainment: $200
Clothing, household expenses: $ 75
Credit cards and other loans: $ 150
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 848857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$158.87

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	49%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	20 / 20	Length of status:	9y 3m
Amount delinquent:	$8,619	Total credit lines:	50	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,237	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	lablady78	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 98% )	660-679 (Latest)
Principal borrowed:	$6,550.00	< 31 days late:	1 ( 2% )	660-679 (Mar-2012) 540-559 (Dec-2006) 540-559 (Nov-2006)
Principal balance:	$2,772.58	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some of my credit card debt into one manageable payment.

My financial situation:
I am a good candidate for this because previous Prosper loans have been paid as agreed. I have a very good track record.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.75%
Term:	60 months

Lender yield:	29.96%	Borrower rate/APR:	30.96% / 33.70%	Monthly payment:	$65.89

Lender servicing fee:	1.00%	Effective Yield*:	27.25%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1993	Debt/Income ratio:	15%
Credit score:	600-619 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,240	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	creative-return586	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2012)
Principal balance:	$1,463.20	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Debt consolidation
Purpose of loan: Consolidate debt
This loan will be used to pay off some small balances across 3 lenders.

My financial situation: Is good and steadily improving.
I am a good candidate for this loan because I have been with the same employer for over 13 years, I have great payment history and I am just trying to take care of my little girl who just got braces (which took a big chunk of my expendable cash.)

Monthly net income: $2800
Monthly expenses: $100
Housing: $1200
Insurance: $100
Car expenses: $400
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $250 (groceries)
Clothing, household expenses: $50
Credit cards and other loans: $90 (minimums combined)
Other expenses: $40 (pet insurance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1996	Debt/Income ratio:	4%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	18y 1m
Amount delinquent:	$17	Total credit lines:	47	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,795	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	interest-squirrel2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...
Obtain lawyer and lawyer fees to file for divorce
My financial situation:
I am a good candidate for this loan because...
I have been working to restore my credit and have been paying on time since 2008

Monthly net income: $6100.00
Monthly expenses:
Housing: $2000.00
Insurance: $
Car expenses: $
Utilities: $250.00
Phone, cable, internet: $175.00
Food, entertainment: $400.00
Clothing, household expenses: $25.00
Credit cards and other loans: $125.00
Other expenses: $
50.00 - gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 21.16%	Monthly payment:	$644.94

Lender servicing fee:	1.00%	Effective Yield*:	16.68%
		Estimated return*:	10.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1982	Debt/Income ratio:	25%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,503	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	magical-transaction624	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off higher interest rate.

My financial situation:
I am a good candidate for this loan because... lower interest rate and lower monthly payment.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.75%
Term:	60 months

Lender yield:	24.79%	Borrower rate/APR:	25.79% / 28.39%	Monthly payment:	$447.24

Lender servicing fee:	1.00%	Effective Yield*:	22.74%
		Estimated return*:	11.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1997	Debt/Income ratio:	8%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,541	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	orange-currency-wind	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $7200
Monthly expenses: $500
Housing: $1350
Insurance: $600
Car expenses: $200
Utilities: $400
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	8.99%
Term:	60 months

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$226.40

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1984	Debt/Income ratio:	10%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	24y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,075	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	vallin1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	60 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2010) 600-619 (Aug-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	60
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1989	Debt/Income ratio:	34%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	4y 11m
Amount delinquent:	$311	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,728	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	innovator998	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	8.74%
Term:	60 months

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$280.99

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1997	Debt/Income ratio:	15%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	15y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,071	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	plentiful-transparency60	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt In One Sum
Purpose of loan: Pay off debt in one sum instead of payments over time

My financial situation: I am a good candidate because I have just sold my house and do not have a house payment. I will be paying $600 month in rent plus car payment of $460 and minimal payments on other items.
T

Monthly net income: $2,181 x 2 (every 2wks)
Monthly expenses: Total $1,825
Housing: $600
Insurance: $70
Car expenses: $460
Utilities: included in housing
Phone, cable, internet: Phone $80 (other including in housing)
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $365
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	13.74%	Borrower rate/APR:	14.74% / 17.06%	Monthly payment:	$473.07

Lender servicing fee:	1.00%	Effective Yield*:	13.10%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1990	Debt/Income ratio:	10%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,329	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	deal-steward372	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation/lower interest
Purpose of loan:
This loan will be used to... consolidate debt, lower interest rates

My financial situation:
I am a good candidate for this loan because... I have steady income as an attorney and can repay

Monthly net income: $ 11,000
Monthly expenses: $ 9,500
Housing: $4,000
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	8.99%
Term:	60 months

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$254.70

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	640-659 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,423	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	duty-watcher87	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff the my existing credit card debt and two outstanding medical bills.

My financial situation:
I am a good candidate for this loan because...I am very responsible when it comes to taking care of my finances. Having this loan will allow me to become debt free in 5 years.

Monthly net income: $2700
Monthly expenses: $1700
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$653.73

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	25%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,290	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	income-goblin1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to
1. Consolidate my high billing rate Credit Cards, which reduce my monthly payment
2. Make one payment, instead of paying multiple cards
3. Regain my Credit scores

My financial situation:
I am a good candidate for this loan because
1. I have been paying my Credit Cards without default in last 9.5 yrs
2. I have a stable job, earning 96k/yr with 15-20k extra from perdiem, bonus etc which you can see it in my monthly payslip... I can provide the W2 for the last 3 yrs and payslips if needed.
3. I have paid my 1st car loan fully without default
4. Am paying my 2nd car loan without any default
5. I have been paying my Mortgage payment on time without default for the last 3 yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,601.10	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$4,620.77	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 9.33%	Monthly payment:	$206.82

Lender servicing fee:	1.00%	Effective Yield*:	6.84%
		Estimated return*:	5.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2007	Debt/Income ratio:	33%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,578	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	exciting-hope853	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
Pay off credit card with higher rate

My financial situation:
I am a good candidate for this loan because, i never have any missed payment, and i have a good stable job
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.23%	Monthly payment:	$282.59

Lender servicing fee:	1.00%	Effective Yield*:	9.65%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,184	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	dedication-eclipse6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off debt

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	26.36%	Borrower rate/APR:	27.36% / 30.00%	Monthly payment:	$230.63

Lender servicing fee:	1.00%	Effective Yield*:	24.10%
		Estimated return*:	12.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1996	Debt/Income ratio:	26%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	16y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,590	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	brilliant-cash453	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loans
Purpose of loan:
This loan will be used to...get married

My financial situation:
I am a good candidate for this loan because...I have a steady financial back ground and employment history

Monthly net income: $4000
Monthly expenses: $
Housing: $950
Insurance: $110
Car expenses: $400
Utilities: $75
Phone, cable, internet: $90
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$117.55

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1998	Debt/Income ratio:	44%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,135	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	cerebral-kindness494	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$157.81

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-2003	Debt/Income ratio:	3%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,365	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	a-graceful-deal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	740-759 (May-2013) 660-679 (Feb-2012) 780-799 (Nov-2011)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Other
Purpose of loan:
For tiding over some cash flow challenges.

My financial situation:
I am a good candidate for this loan because, have always been good and pay full with my credit cards and have no vices.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 844218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	10.69%	Borrower rate/APR:	11.69% / 13.94%	Monthly payment:	$331.32

Lender servicing fee:	1.00%	Effective Yield*:	10.30%
		Estimated return*:	7.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	29%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	17 / 15	Length of status:	10y 10m
Amount delinquent:	$42,081	Total credit lines:	50	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,757	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	historic-balance713	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Payoff credit card debt
My financial situation:
I am a good candidate for this loan because...
I am consolidating debt and am decreasing current monthly payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$606.40

Lender servicing fee:	1.00%	Effective Yield*:	11.48%
		Estimated return*:	7.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1990	Debt/Income ratio:	17%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	81 ( 100% )	760-779 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	700-719 (May-2012) 700-719 (Jun-2010) 660-679 (Jul-2009)
Principal balance:	$16,485.13	31+ days late:	0 ( 0% )
Total payments billed:	81
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff some higher rate bills associated with my business.

My financial situation:
I am a good candidate for this loan because I have successfully paid off 2 other prosper loans and continue to maintain a good credit rating. I have a high salary and can comfortably afford the payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$275.13

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2005	Debt/Income ratio:	9%
Credit score:	840-859 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,409	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	superb-affluence629	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 847196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$350.55

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1993	Debt/Income ratio:	10%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$318	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	income-winner8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term home improvement
Purpose of loan:
This loan will be used to...make upgrades to a new home for which I contracted.

My financial situation:
I am a good candidate for this loan because I get a steady income from Social Security and my NYC Teachers' Retirement Service pension. I also receive monthly dividends from a closed end fund in my Wells Fargo Advisors' IRA account.

Monthly net income: $5,397
Monthly expenses: $4212
Housing: $344
Insurance: $364
Car expenses: $564
Utilities: $168
Phone, cable, internet: $354
Food, entertainment: $1000
Clothing, household expenses: $400
Credit cards and other loans: $1018
Other expenses: $778
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 847220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1990	Debt/Income ratio:	39%
Credit score:	620-639 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,604	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	community-excellence1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$5,102.20	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off credit cards

My financial situation:
I am a good candidate for this loan because...I always do my best to pay my bills on time, even during economic hardships.

Monthly net income: $3700
Monthly expenses: $
Housing: $650
Insurance: $125
Car expenses: $450
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,877.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,413.90	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$188.08

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1997	Debt/Income ratio:	29%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	21y 5m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,264	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	benjamins-pillow3	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$228.49

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2007	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,264	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	wise-community-samurai	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 850576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1990	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Dentist
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,389	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	grove555	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Make home improvements
My financial situation:
I am a good candidate for this loan because...
I never miss any payments and I only owe out about $1,000 in credit cards and am trying to improve my credit score.

Monthly net income: $4,900
Monthly expenses: $$500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,800.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,860	Estimated loss*:	3.24%
Term:	36 months

Lender yield:	10.53%	Borrower rate/APR:	11.53% / 14.35%	Monthly payment:	$323.30

Lender servicing fee:	1.00%	Effective Yield*:	10.15%
		Estimated return*:	6.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1997	Debt/Income ratio:	33%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	21y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,844	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	valiant-silver754	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: consolidate
This loan will be used to...payoff credits card and a loan with higher interest...

My financial situation: good..
I am a good candidate for this loan because..I have a solid income and I pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$103.22

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	4	Current / open credit lines:	11 / 11	Length of status:	9y 5m
Amount delinquent:	$2,817	Total credit lines:	20	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,747	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	awesome-order878	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,450	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$409.97

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2000	Debt/Income ratio:	28%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 10	Length of status:	9y 3m
Amount delinquent:	$6,799	Total credit lines:	23	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,551	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	point-conservationist1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to... pay off all credit card and misc small debts

My financial situation:
I am a good candidate for this loan because... I have graduated school finally and have a stable full time job which i have held for more than 8yrs. I have no other major debt other than student loans and monthly living expenses. My car is paid off. I have an excellent payment history on my credit cards and would prefer to just pay them off in one lump sum.

Monthly net income: $3000-3400
Monthly expenses: $
Housing: $600
Insurance: $190
Car expenses: $100-150 -gas
Utilities: $160
Phone, cable, internet: $150
Food, entertainment: $300-400
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $190 student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$165.15

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1978	Debt/Income ratio:	103%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,124	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	worlds-best-market0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay down credit cards

My financial situation:
I am a good candidate for this loan because...I pay my bills regularly and on time

Monthly net income: $1667
Monthly expenses: $500
Housing: $0
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,400.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,400	Estimated loss*:	7.74%
Term:	36 months

Lender yield:	18.79%	Borrower rate/APR:	19.79% / 23.53%	Monthly payment:	$237.16

Lender servicing fee:	1.00%	Effective Yield*:	17.49%
		Estimated return*:	9.75%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1982	Debt/Income ratio:	31%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,331	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	orange-eloquent-liberty1	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,800.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,960	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$293.47

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1998	Debt/Income ratio:	21%
Credit score:	800-819 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	studious-fairness1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	12.34%	Borrower rate/APR:	13.34% / 15.63%	Monthly payment:	$275.13

Lender servicing fee:	1.00%	Effective Yield*:	11.81%
		Estimated return*:	7.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2006	Debt/Income ratio:	26%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,574	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	credit-shower1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 851950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$197.39

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1982	Debt/Income ratio:	12%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,296	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vigorous-basis9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...catch up on overdue bills

My financial situation: My income is steady but my husband does not support myself or my teen daughter
I am a good candidate for this loan because...I have been trying very hard to keep up with my bills and maintain good credit. Extra expenses put me behind

Monthly net income: $2,600
Monthly expenses: $1,510
Housing: $
Insurance: $440
Car expenses: $250
Utilities: $250
Phone, cable, internet: $220
Food, entertainment: $
Clothing, household expenses: $300
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	4.24%
Term:	60 months

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$233.67

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1976	Debt/Income ratio:	32%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$15,210	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	cargo741	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	5.24%
Term:	60 months

Lender yield:	15.49%	Borrower rate/APR:	16.49% / 18.85%	Monthly payment:	$614.48

Lender servicing fee:	1.00%	Effective Yield*:	14.67%
		Estimated return*:	9.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2000	Debt/Income ratio:	13%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,079	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	breathtaking-peace563	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: credit card debt consolidation
This loan will be used to pay off multiple credit cards and consolidate into one monthly payment

My financial situation:
I am a good candidate for this loan because I am not in financial crisis. I merely want to wrap up a handful of credit cards into one easier and convenient monthly payment.

Monthly net income: $21,666.66
Monthly expenses: $
Housing: $2100
Insurance: $800
Car expenses: $1100
Utilities: $300
Phone, cable, internet: $300
Food, entertainment: $800
Clothing, household expenses: $700
Credit cards and other loans: $1500
Other expenses: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$252.50

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1986	Debt/Income ratio:	12%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,115	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	spy863	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay down a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I have a good credit history and pay all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$549.76

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2005	Debt/Income ratio:	9%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	16	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Amount delinquent:	$13,023	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,445	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	heavenly-transparency8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting up a Dealership
Purpose of loan: Starting up a Automotive Dealership
This loan will be used to... Purchase initial inventory and software

My financial situation: I have enough saved away to get my fees and required license's
I am a good candidate for this loan because... I know the in's and out's of running a dealership

Monthly net income: $7000
Monthly expenses: $
Housing: $0
Insurance: $600
Car expenses: $397
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$106.05

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1975	Debt/Income ratio:	2%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,460	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	credit-cosmos258	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation-unexpected car r
Purpose of loan:
This loan will be used to...consolidate debt and finish paying misc expenses/car repair

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 5600
Monthly expenses:
Housing: $ 1350
Insurance: $ 70
Car expenses: $ 150
Utilities: $ 100
Phone, cable, internet: $ 121
Food, entertainment: $ 300
Clothing, household expenses: $ 80
Credit cards and other loans: $ 200
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$12,600	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	14.19%	Borrower rate/APR:	15.19% / 17.52%	Monthly payment:	$430.02

Lender servicing fee:	1.00%	Effective Yield*:	13.50%
		Estimated return*:	8.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1989	Debt/Income ratio:	5%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	13	Current / open credit lines:	2 / 2	Length of status:	24y 3m
Amount delinquent:	$124,471	Total credit lines:	46	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	31	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Dollarbuys	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation Payoff Credit Ca
Purpose of loan:
This loan will be used to...payoff current balances of 4 credit cards totaling approx $17500 on Discover, visa, MC and Amex

My financial situation:
I am a good candidate for this loan because...I have a steady job with excellent growth potential.

Monthly net income: $ 8833
Monthly expenses: $ 3509 total
Housing: $ 1750
Insurance: $ 98 per month
Car expenses: $ 0 Fully paid off
Utilities: $ 206
Phone, cable, internet: $ 155
Food, entertainment: $ 200
Clothing, household expenses: $ 200
Credit cards and other loans: $ 550
Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	3.74%
Term:	60 months

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$451.89

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	21%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,088	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	orange-bid-trumpet	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$19,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$13,300	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$459.93

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1996	Debt/Income ratio:	23%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$757	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	value-miser9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	39 ( 100% )	680-699 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2013) 720-739 (Sep-2012) 720-739 (Jun-2012) 700-719 (Dec-2011)
Principal balance:	$15,710.23	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 852634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	29.32%	Borrower rate/APR:	30.32% / 33.04%	Monthly payment:	$130.20

Lender servicing fee:	1.00%	Effective Yield*:	26.67%
		Estimated return*:	12.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1992	Debt/Income ratio:	12%
Credit score:	620-639 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	17y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,543	Stated income:	$100,000+
Delinquencies in last 7y:	14	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	gold-bandit850	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2012)
Principal balance:	$3,575.17	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.